UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BISON CAPITAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016, China

TO THE SHAREHOLDERS OF BISON CAPITAL ACQUISITION CORP.:

You are cordially invited to attend a special meeting of the shareholders of Bison Capital Acquisition Corp. (the “Company” or “Bison”) to be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York 10016, on March 21, 2019, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s memorandum and articles of Association dated June 19, 2017 (as may amended from time to time, the “Memorandum and Articles of Association”) to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the special meeting.

The Board has fixed the close of business on February 20, 2019 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 7,978,937 outstanding shares, including 6,037,500 outstanding public shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its previously announced proposed business combination, which we refer to as the “Merger” or a “proposed business combination with Xynomic”, by and among the Company, Bison Capital Merger Sub Inc. (“Merger Sub”), a company incorporated under the laws of Delaware, Xynomic Pharmaceuticals, Inc., a company incorporated under the laws of Delaware (“Xynomic”), and Yinglin Mark Xu, solely in his capacity as the Shareholder Representative as contemplated in a merger agreement dated September 12, 2018 (as amended from time to time, the “Merger Agreement”). The Merger is described further in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2018 and February 12, 2019, and in the preliminary proxy statement/prospectus initially filed with the SEC on January 4, 2019 and amended on February 12, 2019.

The proposed Merger qualifies as a “business combination” under the Company’s Memorandum and Articles of Association, as amended and restated on June 19, 2017, which currently provides that if the Company does not consummate a business combination by the Current Termination Date, the Company will redeem all public shares for their pro rata portions of the Trust Account and, promptly following such redemption, dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Merger by the Current Termination Date. The Company believes that, given the Company’s expenditure of time, effort and money on the proposed Merger with Xynomic, circumstances warrant providing public shareholders an opportunity to consider the proposed Merger. The Board is therefore proposing an amendment to the Company’s Memorandum and Articles of Association to extend the Current Termination Date to the Extended Termination Date, and proposing to make other corresponding changes in the Memorandum and Articles of Association and the Trust Agreement in order to permit the actions contemplated by the extension of the Termination Date.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination. Therefore, the Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders.

If the Extension Amendment and the Trust Amendment are not approved, and the Merger or an alternative business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with Xynomic when it is submitted to the shareholders, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described in the accompanying proxy statement under the heading “The Potential Business Combination with Xynomic” and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $63,530,312.89 of marketable securities as of February 20, 2019.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE MARCH 19, 2019 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING) MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER OR NOT THEY VOTE FOR THE PROPOSALS OF THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In considering whether to approve the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the proposed business combination with Xynomic, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our sponsor, Bison Capital Holding Company Limited (the “Sponsor”), has loaned $600,000 in aggregate to the Company, among which, $500,000 is evidenced by two promissory notes issued by the Company. Our Sponsor has also committed to provide an additional $200,000 in loans to the Company. The Company has drawn down the entire $600,000 as of the date of this proxy statement. The notes become due on the date on which the Company consummates a business combination and carry no interest. The principal amount of the notes is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds or interest on such proceeds from our Trust Account would be used for such repayment.

Xynomic has issued Bison a commitment letter pursuant to which it has agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on March 24, 2019 and on the 24th day of each subsequent month), or portion thereof, that is needed by Bison to complete the Merger or another business combination from March 23, 2019 (the date by which Bison is currently required to complete its business combination) until the Extended Termination Date, subject to certain condition set forth below in this paragraph (the “Contribution”). For example, if Bison takes until June 24, 2019 to complete its business combination, which would represent three calendar months, Xynomic would make aggregate Contributions of approximately $362,250 (assuming no public shares were redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof) expect that the portion of first Contribution for March 24, 2019 to March 31, 2019 will be deposited in the Trust Account within seven calendar days from March 24, 2019. The Contribution will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each public share that is redeemed following the consummation of the Business Combination. Accordingly, if the Extension Amendment and the Trust Amendment are approved and the Extension is implemented and Bison takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Bison’s subsequent liquidation will be approximately $10.55 per share, in comparison to the redemption amount of $10.49 per share as of December 31, 2018 (assuming no public shares were redeemed in connection with the Extension). The Contribution is conditional upon the implementation of the Extension Amendment and the Trust Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to Xynomic upon consummation of an initial business combination.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders, and has declared them advisable, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment. In addition, the Board recommends that you vote “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, and the Trust Amendment to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated March 4, 2019 and is first being mailed to shareholders of the Company on or about March 7, 2019 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2018.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

I look forward to seeing you at the special meeting.

Dated: March 4, 2019

Sincerely,

/s/ James Jiayuan Tong
James Jiayuan Tong
President and Chairman of the Board

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BISON CAPITAL ACQUISITION CORP.
609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016

China

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS TO BE HELD MARCH 21, 2019

TO THE SHAREHOLDERS OF BISON CAPITAL ACQUISITION CORP.:

You are cordially invited to attend a special meeting of the shareholders of Bison Capital Acquisition Corp. (the “Company” or “Bison”) to be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York 10016, on March 21, 2019, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s memorandum and articles of association dated June 19, 2017 (as may amended from time to time, the “Memorandum and Articles of Association”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on February 20, 2019 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 7,978,937 outstanding shares, including 6,037,500 outstanding public shares.

A quorum of 50% of the Company’s shares outstanding as of the record date, present in person or by proxy, will be required to conduct the special meeting. The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on the respective proposal of Extension Amendment and the Trust Amendment will be required to approve each Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with Xynomic when it is submitted to the shareholders, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described in the accompanying proxy statement and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Public shareholders are not required to affirmatively vote either for or against the extension amendment and the trust amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before March 19, 2019 (two business days before the special meeting) may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposals of the extension amendment and the trust amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Xynomic has issued Bison a commitment letter pursuant to which it has agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on March 24, 2019 and on the 24th day of each subsequent month), or portion thereof, that is needed by Bison to complete the Merger or another business combination from March 23, 2019 (the date by which Bison is currently required to complete its business combination) until the Extended Termination Date (the “Contribution”) subject to certain conditions set forth herein below in this paragraph. For example, if Bison takes until June 24, 2019 to complete its business combination, which would represent three calendar months, Xynomic would make aggregate Contributions of approximately $362,250 (assuming no public shares were redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof) expect that the portion of first Contribution for March 24, 2019 to March 31, 2019 will be deposited in the Trust Account within seven calendar days from March 24, 2019. The Contribution will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each public share that is redeemed following the consummation of the Business Combination. Accordingly, if the Extension Amendment is approved and the Extension is implemented and Bison takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Bison’s subsequent liquidation will be approximately $10.55 per share, in comparison to the redemption amount of $10.49 per share as of December 31, 2018 (assuming no public shares were redeemed in connection with the Extension). The Contribution is conditional upon the implementation of the Extension Amendment and the Trust Amendment. The Contribution will not occur if either of the Extension Amendment or the Trust Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to Xynomic upon consummation of an initial business combination.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated March 4, 2019 and is first being mailed to shareholders of the Company on or March 7, 2019 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2018.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

Dated: March 4, 2019	By Order of the Board of Directors,

/s/ James Jiayuan Tong
James Jiayuan Tong
President and Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your broker, bank or other nominee.

BISON CAPITAL ACQUISITION CORP.
609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016

China

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD March 21, 2019

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the annexes thereto.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the special meeting of shareholders (the “special meeting”) to be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, on March 21, 2019, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●    To amend the Company’s Memorandum and Articles of Association dated June 19, 2017 (as may amended from time to time, the “Memorandum and Articles of Association”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●    To amend the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●    To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q. Why is the Company proposing to amend its Memorandum and Articles of Association and the Trust Agreement?	A.

The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities, with a focus on operating businesses that have their primary operations located in Asia (with an emphasis on China).

On September 12, 2018, the Company entered into a Merger Agreement (as amended on February 11, 2019, the “Merger Agreement”) with Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”), Bison Capital Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Yinglin Mark Xu (“Stockholder Representative”), solely in his capacity as the Stockholder Representative thereunder.

Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into Xynomic, with Xynomic continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger will become effective at such time on the closing date as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time specified in the certificate of merger (the “Effective Time”).

Prior to the consummation of the Merger (the “Closing”), Bison will continue out of the British Virgin Islands and domesticate as a Delaware corporation and will no longer be considered a company incorporated in the British Virgin Islands (the “Domestication”).

At the Effective Time, each share of Xynomic common stock and preferred stock issued and outstanding prior to the Effective Time (excluding dissenting shares, if any) will be automatically converted into the right to receive, on a pro rata basis, the Closing Consideration Shares (as defined below) and the Earnout Shares (as defined below) , and each option to purchase Xynomic stock that is outstanding immediately prior to the Effective Time will be assumed by the Company and automatically converted into an option to purchase shares of common stock of the Company.

Xynomic is a clinical stage biopharmaceutical company that discovers and develops innovative small molecule drug candidates for the treatment of cancer in humans. Xynomic’s approach is to focus on drug candidates that target both hematological malignancies and solid tumors. Through both in-licensing and internal research, Xynomic built its current pipeline around potential oral small molecule therapies that work against cancers by either tyrosine kinase inhibition or epigenetic modification. By initially focusing on tyrosine kinase inhibitors, Xynomic believes that it will have a more efficient development path with a greater likelihood of success. Xynomic has built its small molecule drug pipeline targeting cancer consisting of one Phase 3 drug candidate and three pre-clinical drug candidates.

On November 2, 2018, the Company filed a preliminary proxy statement to seek shareholder approval of the proposed business combination with Xynomic.

The proposed business combination with Xynomic qualifies as a “business combination” under the Company’s Memorandum and Articles of Association. The Memorandum and Articles of Association currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Business Combination by the Current Termination Date given the date the Merger Agreement was signed and the actions that must occur prior to closing.

The Company believes the proposed business combination with Xynomic would be in the best interests of the Company and its shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Xynomic by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for completion of the business combination from the Current Termination Date to the Extended Termination Date.

On February 22, 2019, the Merger Agreement was further amended to extend the Outside Date from the Current Termination Date, or March 23, 2019 to June 24, 2019 or such earlier date as determined by the Board and an amendment to the Merger Agreement and to the charter of the Company after the Domestication, namely Certificate of Incorporation of Bison Capital Acquisition Corp., the domesticated parent entity following the Merger and Domestication, was adopted to reflect the same, both taking effect upon receipt of the shareholder approval of Bison on the Extension Amendment.

The Company believes that, given the Company’s expenditure of time, effort and money on the proposed business combination with Xynomic, circumstances warrant providing shareholders an opportunity to consider the proposed business combination with Xynomic.

Holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to those amendments. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

You are not being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

Q. Why should I vote for the Extension Amendment and the Trust Amendment?	A.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

From the date of our IPO through the execution of the Merger Agreement on September 12, 2018, Bison considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Bison contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Bison compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time.

Initial discussions between the Company and Xynomic’s management commenced in late August 2017. From late August 2017 the Company, while also involved in due diligence activities, engaged in negotiations with Xynomic on the terms of the agreement to govern the business combination. The parties entered into the Merger Agreement on September 12, 2018.

As the Company believes the proposed business combination with Xynomic would be in the best interests of the Company’s shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Xynomic by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment and the Trust Amendment.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment.

Q. Who may vote at the special meeting?	A.	The Board has fixed the close of business on February 20, 2019 as the date for determining the shareholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q. How many votes must be present to hold the special meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the record date (February 20, 2019), present in person or by proxy, will be required to conduct the special meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the special meeting for each share you held as of February 20, 2019, the record date for the special meeting. As of the close of business on the record date, there were 7,978,937 outstanding shares, including 6,037,500 outstanding public shares.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 1,911,250 of the Company’s shares, representing approximately 23.95% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on the respective proposal of the Extension Amendment and the Trust Amendment will be required to approve the each Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. When would the Board abandon the Extension Amendment and the Trust Amendment?	A.	The Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders.

Q. What if I don’t want the Extension Amendment and the Trust Amendment to be approved?	A.	If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against each of the Extension Amendment and the Trust Amendment and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment (the “Election”). If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if the proposed business combination with Xynomic is approved and completed, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Xynomic” and related agreements.

In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment and the Trust Amendment become effective.

Q. What happens if the Extension Amendment and the Trust Amendment aren’t approved?	A.

If the Extension Amendment and the Trust Amendment are not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Q. If the Extension Amendment and the Trust Amendment are approved, what happens next?	A.	The Company is working to complete the proxy process relating to the proposed business combination with Xynomic, which will involve:
- completing proxy materials;

- establishing a meeting date and record date for considering the proposed business combination, and distributing proxy materials to shareholders; and

- holding a special meeting to consider the proposed business combination.

If shareholders approve the proposed business combination with Xynomic, the Company expects to consummate the business combination as soon as possible following shareholder approval.
If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of funds in connection with any redemptions from the Trust Account may significantly reduce the amount remaining in the Trust Account, and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Q. How do I exercise my redemption rights?	A.	In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Standard Time on March 19, 2019 (two business days before the Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment or Trust Amendment?	A.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If you abstain from voting on the Extension Amendment or the Trust Amendment, then you will not be eligible to redeem your shares. Public shareholders are not required to affirmatively vote either for or against the Extension Amendment and the Trust Amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before March 19, 2019 (two business days before the special meeting) may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposals of the extension amendment and the trust amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q. What will happen to my warrants or rights if the Extension Amendment and the Trust Amendment are approved?	A.	If the Extension Amendment and the Trust Amendment are approved (and not abandoned), holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants. In addition, each holder of a right will be entitled to receive one-tenth of a share upon consummation of our initial business combination. If the Extension Amendment and the Trust Amendment are not approved, the Company’s warrants and rights will expire worthless.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the special meeting?	A.	We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q: How can I submit my proxy or voting instruction form?	A.	Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a shareholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road, Chaoyang District

Beijing 100016, China

Attn: Jim (Keshu) Li
Tel: (86)10-8444-6968
Email: jim.li@bisonholding.com

or

You may also contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent prior to the Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004-1561

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer in it contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify forward-looking statements in part by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Such statements include, but are not limited to, any statements relating to our ability to consummate the proposed business combination with Xynomic. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. There can be no assurance that actual results will not differ materially from current expectations, forecasts and assumptions. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof or (if earlier) the date of their expression, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Some factors that could cause actual results to differ include from current expectations, forecasts and assumptions include:

●	the ability of the Company to effect the Extension Amendment and the Trust Amendment and consummate the Business Combination;

●	unanticipated delays in the distribution of the funds from the Trust Account; and

●	claims by third parties against the Trust Account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated June 21, 2017 (Registration No. 333-218404), our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2018 June 30, 2018 and March 31, 2018; and our preliminary proxy statement/prospectus for the proposed business combination with Xynomic, initially filed on January 4, 2019. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in our forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting of shareholders (the “special meeting”). These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

Bison Capital Acquisition Corp. is a blank check company incorporated in the British Virgin Islands on October 7, 2016. We were formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities.

As of the date hereof, we have not yet commenced any operations or generated any revenues. All activity from inception, relates to our formation, the consummation of our initial public offering (the “IPO”) of 6,037,500 units, and the simultaneous sale of 432,062 private units in a private placement described below, and the identification and evaluation of prospective candidates for a business combination.

The registration statements for our IPO were declared effective on June 19, 2017. On June 23, 2017, we consummated the IPO of 5,250,000 units (“Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”) at $10.00 per unit, generating gross proceeds of $52,500,000.

Simultaneously with the closing of the IPO, we consummated the sale of 388,750 units (the “Private Units”) at a price of $10.00 per Unit in a private placement to Bison Capital Holding Company Limited (“Bison Capital”) and EarlyBirdCapital, Inc. (“EarlyBirdCapital”) and their designees, generating gross proceeds of $3,887,500.

Following the closing of the IPO and the private placement on June 23, 2017, an amount of $53,812,500 ($10.25 per IPO Unit) from the net proceeds of the sale of the Units in the IPO and the Private Units was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3), and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by us, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account, as described below.

On June 28, 2017, in connection with the underwriters’ exercise of their over-allotment option in full, we consummated the sale of an additional 787,500 Units at $10.00 per Unit, and the sale of an additional 43,312 Private Units at approximately $10.00 per Unit, generating total gross proceeds of $8,308,125. A total of $8,071,875 of the net proceeds were deposited in the Trust Account, bringing the aggregate proceeds held in the Trust Account to $61,884,375.

Transaction costs amounted to $2,250,189 consisting of $1,811,250 of underwriting fees and $438,939 of other costs.

As of December 31, 2018, $122,615 of cash was held outside of the Trust Account and was available for working capital purposes. Interest earned on the Trust Account balance through December 31, 2018 available to be released to us for the payment of income tax obligations amounted to approximately $1,426,509. As of the date of this proxy statement, the Sponsor has loaned us an aggregate of $600,000, among which, $500,000 was in the form of a convertible note. On September 12, 2018, we entered into the Merger Agreement with Xynomic, Merger Sub, and Yinglin Mark Xu, solely in his capacity as the Stockholder Representative thereunder. Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into Xynomic, with Xynomic continuing as the surviving entity and a wholly-owned subsidiary of the Company. The Merger will become effective at such time on the closing date as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time specified in the certificate of merger. The transactions contemplated in the Merger Agreement are referred as “proposed business combination with Xynomic” in the accompanying proxy statement. The closing of the proposed business combination with Xynomic is referred as the “Closing”.

The mailing address of the Company’s principal executive office is 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing 100016, China.

The Proposed Business Combination with Xynomic

Background of the Business Combination

The following is a brief description of the background of these negotiations, the Business Combination and related transactions.

From the date of our IPO through the execution of the Merger Agreement on September 12, 2018, Bison considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Bison contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States.

Bison reviewed the potential acquisition targets based on the same criteria discussed below and used in evaluating the Business Combination. These criteria included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth, and attractive free cash flow generation. Bison focused on sectors exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, focused only on companies that Bison management believed would benefit from being a publicly traded company.

In July 2017, Dr. James Jiayuan Tong, the Chief Executive Officer of Bison, inspected a computed tomography and positron emission tomography manufacturer (“Target 1”) headquartered in Shaoxing, Jiangsu province of China. Target 1 has a research and development center in the U.S. focused on the design and development of high-end innovative medical imaging equipment. Bison visited headquarter of Target 1 in Shaoxing, Jiangsu and met with the senior officers of Target 1 on July 28, 2017. After reviewed an investment value analysis report and a legal due diligence report provided by Target 1, the parties discussed the valuation of Target 1 and possibility of the potential Business Combination. In early September, 2017, Bison was informed by Target 1 that they decided to seek direct listing opportunity in China capital markets.

During middle August 2017 to September 2017, Bison also considered a leading artificial intelligence platform based on scene application in China (“Target 2”). Target 2 provides big data application products and end-to-end solutions to customers in the financial industry to optimize the commercial value of big data. Their customers include many financial institutions in China. Mr. Peng Jin, the Chief Operation Officer of Bison, requested due diligence documents of Target 2 and engaged in several discussions with the Chief Executive Officer of Target 2 about its operations, revenue and projections, and the potential business combination. In August, 2017, Bison management reviewed and valuated Target 2 based on the collected information. After completing its analysis, Bison determined that Target 2 did not represent the best opportunity for a successful business combination based on the uncertainty in the projections as a result of the lack of the stability in the market growth of Target 2 and its variable customer base.

During September 2017 to December 2017, Bison also inspected an online and mobile platform that provides individual consumers with medicines (prescription and OTC), health products, skin care products, maternal and baby products and other products in China with fast growth (“Target 3”). Target 3 operates thousands of SKUs online and its sales volume maintains a significant growth rate of more than 50% per year during 2017 compared to 2016 based on the information we received from Target 3. Chief Executive Officer of Bison Capital Dr. James Jiayuan Tong also conducted an onsite visit to Target 3 on December 21 of 2017 and met its founding shareholder. Management considered the rapid growth of the company was due to the preferential industry policy in Southern China and prescription medicine accounted for a large percentage of the total sales volume. While the exponential growth was clearly an indication of viable business plan and effective execution by able management, Bison saw the uncertainties in the regulatory policies in prescription medicines sales and the business and development in other part of China. The risk profile prevents the company to be listed as a candidate of business combination.

Bison reviewed the potential acquisition targets based on the same criteria discussed below and used in evaluating the Business Combination. These criteria included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth, and attractive free cash flow generation. Bison focused on sectors exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, focused only on companies that Bison management believed would benefit from being a publicly traded company.

Timeline of the Business Combination

The below description is a summary of certain material events occurred in connection with the proposed business combination with Xynomic, for more details about the timeline of the Business Combination, please refer to the proxy statement/prospectus Bison filed on January 4, 2019 and amended on February 12, 2019 (File No. 333-229127).

During Bison’s search for a suitable target for a business combination, Bison had looked at several healthcare service businesses in China including Target 1 and Target 3. Bison learned about Xynomic in August 2017 when the Chairman and Chief Executive Officer of Xynomic, Yinglin Mark Xu, discussed Xynomic’s business plan with us. In late August 2017, we selected Xynomic as a potential target for a SPAC transaction based on: (i) Xynomic’s valuable Phase 3 oncology biotech assets in-licensed from major international pharmaceutical companies, (ii) strong market demand with multiple clinical indications, comprehensive clinical data, and decades of academic research, (iii) a highly experienced management team and scientific advisory board consisting of industry veterans and key opinion leaders (“KOLs”) in oncology drug research and development in the U.S., Europe, and China, (iv) several clinical milestones in 2018 that indicate meaningful value growth of Xynomic, and (v) the willingness to seek public listing in the near term to further expand the business internationally.

Beginning in March 2018, Bison and its advisors continued to conduct business, financial, legal, and accounting due diligence in coordination with Xynomic and its advisors. At the same time, representatives and advisors of Xynomic and Bison began to negotiate preliminary terms of the definitive transaction agreements.

On May 7, 2018, Bison entered into a non-binding letter of intent with Xynomic which set forth the preliminary agreed terms of the proposed business combination. During the period from May 7, 2018 until the entry into the Merger Agreement, Bison engaged Venture Valuation as its financial advisor to work closely with and under the instructions of Bison management to interview Xynomic management and scientific team, conduct market research and investigate the business and operation of Xynomic to render a sensitivity analysis of different assumptions and a value range of pre-money equity of Xynomic. Extensive due diligence on Xynomic and negotiations with Xynomic were conducted by Bison and its representatives. During the same period, Cassel Salpeter was formally engaged by Bison on behalf of the special committee, consisting of only independent directors of Bison (the “Special Committee”), to render a fairness opinion to the Special Committee in connection with the potential business combination.

On September 12, 2018, Bison and Xynomic entered into the Merger Agreement. The proposed business combination with Xynomic and the entry into the Merger Agreement were approved by the Special Committee and the board of the directors of Bison.

On December 20, 2018, Xynomic announced publicly that it had been granted an exclusive, worldwide license to develop, manufacture and commercialize BI 860585, a phase 2 ready mTORC1/2 inhibitor, from Boehringer Ingelheim. On December 22, Bison notified Xynomic that it agreed with Xynomic’s position that the earnout criteria as provided in the Merger Agreement had been achieved.

On February 11, 2019, the parties amended the Merger Agreement to adopt an amendment to the charter of the combined entity, namely Certificate of Incorporation of Xynomic Pharmaceuticals Holdings, Inc., the combined entity following the Merger, to clarify that its exclusive forum provision does not apply to actions arising under the Securities Act or rules and regulations thereunder.

On February 22, 2019, the parties further amended the Merger Agreement to extend the Outside Date (defined therein) from the Current Termination Date, or March 23, 2019 to June 24, 2019 or such earlier date as determined by the Board and adopt an amendment to the Merger Agreement and to the charter of the Company after the Domestication, namely Certificate of Incorporation of Bison Capital Acquisition Corp., the domesticated parent entity following the Merger and Domestication, to reflect the same, effective upon receipt of Bison’s shareholder approval of the Extension Amendment.

You are NOT being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

The Extension Amendment and the Trust Amendment

The Extension Amendment

The Company is proposing to amend its Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A.

The Trust Amendment

The Company is proposing to amend the Trust Agreement to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s Trust Account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

If the Extension Amendment and the Trust Amendment are not Approved

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account’s balance.

If the Extension Amendment and the Trust Amendment are Approved

Under the terms of the proposed Extension Amendment and Trust Amendment, public shareholders may make the Election.

If the Extension Amendment is approved by a majority or more of the shares outstanding as of the record date present (in person or by proxy) at the special meeting and voting on the Extension Amendment and not abandoned and the Trust Amendment is approved by a majority or more of the shares outstanding as of the record date present (in person or by proxy) at the special meeting and voting on the Trust Amendment and not abandoned, the Company will file amended version of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands incorporating the amendment to Regulation 23 therein in the form of Annex A hereto and the Company will enter into the Trust Amendment with the Trustee substantially in the form of Annex B hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, shares, warrants and rights will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date.

You are NOT being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

Xynomic has issued Bison a commitment letter pursuant to which it has agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on March 24, 2019 and on the 24th day of each subsequent month), or portion thereof, that is needed by Bison to complete the Merger or another business combination from March 23, 2019 (the date by which Bison is currently required to complete its business combination) until the Extended Termination Date, subject to certain conditions set forth below in this paragraph (the “Contribution”). For example, if Bison takes until June 24, 2019 to complete its business combination, which would represent three calendar months, Xynomic would make aggregate Contributions of approximately $362,250 (assuming no public shares were redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof) expect that the portion of first Contribution for March 24, 2019 to March 31, 2019 will be deposited in the Trust Account within seven calendar days from March 24, 2019. The Contribution will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each public share that is redeemed following the consummation of the Business Combination. Accordingly, if the Extension Amendment is approved and the Extension is implemented and Bison takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the special meeting for such business combination or Bison’s subsequent liquidation will be approximately $10.55 per share, in comparison to the redemption amount of $10.49 per share as of December 31, 2018 (assuming no public shares were redeemed in connection with the Extension). The Contribution is conditional upon the implementation of the Extension Amendment and the Trust Amendment. The Contribution will not occur if either of the Extension Amendment and the Trust Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to Xynomic upon consummation of an initial business combination.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Additionally, the Company’s Memorandum and Articles of Association provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the proposed business combination with Xynomic, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our Sponsor has loaned $600,000 in aggregate to the Company, among which, $500,000 is evidenced by two promissory notes issued by the Company. Our Sponsor has also committed to provide an additional $200,000 in loans to the Company. The Company has drawn down the entire $600,000 as of the date of this proxy statement. The notes become due on the date on which the Company consummates a business combination and carry no interest. The principal amount of the notes is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds or interests on such proceeds from our Trust Account would be used for such repayment.

If the Company is unable to complete a business combination within the required time period, our Sponsor, Bison Capital, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Bison Capital will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Bison Capital would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below $10.25 per share and Bison Capital asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Bison Capital to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Bison Capital to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.25 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

The Special Meeting

Date, Time and Place. The special meeting of the Company’s shareholders will be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York 10016 on March 21, 2019.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s shares at the close of business on February 20, 2019, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. The Company’s warrants and rights do not carry voting rights. At the close of business on February 20, 2019, there were 7,978,937 outstanding shares, each of which entitles its holder to cast one vote per proposal.

Votes Required. Approval of each Extension Amendment and Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares outstanding on the record date present (in person or by proxy) at the special meeting and voting on the respective proposal of the Extension Amendment and the Trust Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against each of the Extension Amendment and the Trust Amendment and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Trust Amendment (the “Election”). If the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the Trust Account only if you made the Election. However, if you abstain from voting on the Extension Amendment or the Trust Amendment, then you will not be eligible to redeem your shares.

If you do not make the Election, you will retain the opportunity to redeem your public shares in connection with the proposed business combination with Xynomic, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Xynomic” and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Whether or not the Extension Amendment and the Trust Amendment are approved, if a business combination is not completed by the date specified in the Company’s Memorandum and Articles of Association (including any later date if the Extension Amendment is approved and not abandoned), the public shares of such holders will be redeemed in accordance with the terms of the Memorandum and Articles of Association promptly following such date.

Redemption. If you are a public shareholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors to approve the proposals set forth herein to be presented to shareholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained Advantage Proxy to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, please call our proxy solicitor, Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $4,000 for its services and reimburse its expenses up to $500 in connection with the special meeting.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of the material U.S. federal income tax considerations for holders of Bison ordinary shares that elect to have their Bison ordinary shares redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions; mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding Bison ordinary shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security,” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of Bison ordinary shares; and

●	Redeeming non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Bison ordinary shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding Bison ordinary shares, you should consult your tax advisor. This summary assumes that shareholders hold Bison ordinary shares as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF BISON ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Bison Shareholders

This section is addressed to Redeeming U.S. Holders of Bison ordinary shares that elect to have their Bison ordinary shares redeemed for cash as described in the section entitled “Special Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Bison ordinary shares and is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the Bison ordinary shares exchanged therefore if the Redeeming U.S. Holder’s ownership of stock in Bison is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules under Section 318 of the Code apply in determining whether a Redeeming U.S. Holder’s ownership of stock in Bison is treated as completely terminated. Pursuant to these constructive ownership rules, a Redeeming U.S. Holder will be deemed to own stock that is actually or constructively owned by certain members of his or her family (spouse, children, grandchildren, and parents) and other related parties including, for example, certain entities in which such Redeeming U.S. Holder has a direct or indirect interest (including partnerships, estates, trusts and corporations), as well as shares of stock that such Redeeming U.S. Holder (or a related person) has the right to acquire upon exercise of an option or conversion right. In addition, if a shareholder lives in a community property state, the community property laws of that state may have an effect on the constructive ownership rules. Certain exceptions to the family attribution rules apply for the purpose of determining a complete termination. If a Redeeming U.S. Holder intends to rely upon these exceptions, the Redeeming U.S. Holder must file a “waiver of family attribution” statement with the shareholder’s tax return and must comply with certain other requirements set forth in the Code and the income tax regulations promulgated thereunder. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. Shareholders who hold different blocks of Bison ordinary shares (generally, Bison ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeemed U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just stock he, she, or it actually owned but also, in some cases, stock owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain other affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting stock (including all classes which carry voting rights) of Bison is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such stock immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding ordinary shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of stock of Bison entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that Redeeming U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Bison.

The IRS has ruled that any reduction in a shareholder’s proportionate interest generally is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation. (See, Rev. Rules. 75-512 and 76-385)

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period” as part of the Redeeming U.S. Holder’s determination as to whether such gain or loss would be treated as short term or long term for U.S. federal income tax purposes. Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Bison ordinary shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Bison ordinary shares.

These rules are complex and U.S. holders of Bison ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates, or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of Bison ordinary shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

U.S. Federal Income Tax Considerations to Non-U.S. Bison Shareholders

This section is addressed to Redeeming non-U.S. holders of Bison ordinary shares that elect to have their Bison ordinary shares redeemed for cash as described in the section entitled “Special Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Bison ordinary shares and is not a Redeeming U.S. Holder.

Except as discussed in the following paragraph, a Redeeming Non-U.S. Holder who elects to have its Bison ordinary shares redeemed will generally be treated in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Bison Shareholders.”

Any redeeming Non-U.S. Holder will generally not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met, in which case the Redeeming Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), are includible in the Redeeming Non-U.S. Holder’s gross income in the taxable year received. Although generally not subject to withholding tax, such dividends are taxed at the same graduated rates applicable to Redeeming U.S. Holders, net of certain deductions and credits, subject to an applicable income tax treaty providing otherwise. In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to a branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of Bison ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Bison ordinary shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to any dividends paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report, and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In many cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules under the terms of an intergovernmental agreement between their home country and the United States. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of Bison ordinary shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. shareholder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A non-U.S. shareholder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. shareholder’s or non-U.S. shareholder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Company’s Recommendation to Shareholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder.”

Stock Ownership

Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. The special meeting will be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York 10016, on March 21, 2019.

Purpose. At the special meeting, holders of the Company’s shares will be asked to approve the following proposals:

●	To amend the Company’s memorandum and articles of association dated June 19, 2017 (as may amended from time to time, the “Memorandum and Articles of Association”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Company’s Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless both are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s Trust Account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and “FOR” the adoption of the Trust Amendment.

Because of the business combination provisions of the Company’s Memorandum and Articles of Association, if the proposed business combination with Xynomic is not completed by the Current Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the Trust Account, unless shareholders approve the Extension Amendment and the Trust Amendment.

The special meeting has been called only to consider approval of the proposals set forth herein. No other business shall be transacted at the special meeting.

You are NOT being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

Record Date; Who is Entitled to Vote. The record date for the special meeting is February 20, 2019. Record holders of the Company’s shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there were 7,978,937 outstanding shares (including 6,037,500 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Votes Required. Approval of each of the Extension Amendment and the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on the respective proposal of the Extension Amendment and the Trust Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Xynomic, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Xynomic. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

All public shareholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with Xynomic, subject to any limitations set forth in the Memorandum and Articles of Association and limitations agreed to in the Merger Agreement or related agreements. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the election would be entitled to redemption if the Company has not completed the proposed business combination with Xynomic by the Extended Termination Date.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s Trust Account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Abstentions will have no effect on the Extension Amendment, the Trust Amendment or the other proposals in this proxy statement.

The Company’s board of directors believes the current shareholders are not prejudiced by the proposed Extension Amendment and Trust Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the Trust Account.

All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 1,911,250 shares, representing approximately 23.95% of the Company’s issued and outstanding shares.

Voting Your Shares. Each share that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a shareholder with shares registered in your name, you may vote in person at the special meeting or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

●	You may send another proxy card with a later date;

●	You may notify Karen Smith, the Company’s proxy solicitor, by telephone at (877) 870-8565, by email at ksmith@advantageproxy.com, or in writing to c/o Bison Acquisition Corp., Jim (Keshu) Li before the special meeting that you have revoked your proxy; or

●	You may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment, and the Trust Amendment. This is known as a “broker non-vote.” Broker non-votes will have no effect on the Extension Amendment, the Trust Amendment or the direction for election of the directors.

Questions About Voting. The Company has retained Advantage Proxy to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Advantage Proxy a fee of $4,000 for its services and reimburse its expenses up to $500 in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

Redemption Rights. Pursuant to our charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If redemption demand is properly and timely made and the Extension Amendment and the Trust Amendment are approved by the shareholders, these shares under the redemption demand, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting, less taxes payable). For illustrative purposes, based on funds in the trust account of approximately $63,530,312.89 on the record date, the estimated per share redemption price would have been approximately $10.52.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Standard Time on March 19, 2019 (two business days prior to March 21, 2019) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com;

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before March 21, 2019. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Each redemption of Bison ordinary shares by our public shareholders will decrease the amount in our trust account, which held $63,530,312.89 of marketable securities as of the record date.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company, or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be separated and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE EXTENSION AMENDMENT

The Company is proposing to amend its Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A to this proxy statement.

Each proposal of the Extension Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposals is conditioned on the approval of the Trust Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals and the Trust Amendment are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A copy of the proposed new Regulation 23.2 of the Articles of Association of the Company, that will replace the existing Regulation 23.2, is annexed to this proxy statement as Annex A. If Extension Amendment and the Trust Amendment are approved, the Company will file an amended form of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding shares present in person or by proxy at the special meeting and voting on the Extension Amendment, is required to approve the Extension Amendment.

THE TRUST AMENDMENT

The Company is proposing to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B.

The Trust Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposal is conditioned on the approval of the Extension Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the Extension Amendment and the Trust Amendment is approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s Trust Account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

A copy of the proposed amendment to the trust agreement is set forth in Annex B.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding shares present in person or by proxy at the special meeting and voting on the Trust Amendment, is required to approve the Trust Amendment.

REASONS FOR THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT

The Company’s Memorandum and Articles of Association currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

The Trust Agreement provides that, unless a business combination is consummated by the Current Termination Date, the Trustee would be required to commence liquidation on the Current Termination Date. Moreover, the Trust Agreement provides that funds may be withdrawn from the Trust Account only upon consummation of an initial business combination, in connection with the failure of the Company to consummate a business combination by the Current Termination Date or other limited purposes. The Trust Amendment is necessary to extend the period for the Company to consummate a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal and distribution of the funds to public shareholders who properly demand redemption in connection with the Extension Amendment and the Trust Amendment.

Our Sponsor and the initial shareholders have each waived their respective redemption rights with respect to their shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance. In considering the Extension Amendment and the Trust Amendment, the Company’s board of directors came to the conclusion that the potential benefits of the proposed business combination with Xynomic to the Company and its shareholders outweighed the possibility of any liability as a result of the Extension Amendment and the Trust Amendment.

From the date of our IPO through the execution of the Merger Agreement on September 12, 2018, Bison considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Bison contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Bison compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time. This pipeline was periodically shared, in depth, with the Board of Directors of Bison.

During that period, Bison and representatives of Bison:

●	Identified, evaluated and contacted potential acquisition targets;

●	Conducted initial business and financial due diligence or had meaningful engagements with representatives of one potential acquisition target (other than Xynomic);

●	Provided an initial non-binding indication of interest to one potential acquisition target (other than Xynomic) or their representatives; and

●	Submitted a letter of intent and commenced confirmatory due diligence with respect to Xynomic.

Bison reviewed the potential acquisition targets based on the same criteria discussed below and used in evaluating the Business Combination. These criteria included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth, and attractive free cash flow generation. Bison focused on sectors exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, focused only on companies that Bison management believed would benefit from being a publicly traded company.

The proposed business combination with Xynomic qualifies as a “business combination” under the Company’s Memorandum and Articles of Association, but it is likely the Company will not be able to complete that transaction by the Current Termination Date.

As the Company believes the proposed business combination with Xynomic would be in the best interests of the Company’s shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Xynomic by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Xynomic, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Xynomic. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present in person or by proxy at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares (other than those held by our Sponsor, directors and officers) in connection with the Extension Amendment and the Trust Agreement regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association.

All public shareholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with Xynomic, subject to any limitations set forth in the Memorandum and Articles of Association and limitations agreed to in the Merger Agreement or related agreements. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed the proposed business combination with Xynomic by the Extended Termination Date. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

As noted in “Reasons for the Extension Amendment and the Trust Amendment — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment and the Trust Amendment will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the Trust Account, the Trust Account could possibly be reduced or subject to reduction beyond the reduction resulting from public shareholder redemptions, which could result in the reduction of a public shareholder’s current pro rata portion of the Trust Account available for distribution. Moreover, attendant litigation could result in delay in the availability of Trust Account funds for use by the Company upon completion of the business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s Trust Account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the proposed business combination with Xynomic, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our Sponsor has loaned $600,000 in aggregate to the Company, among which, $500,000 is evidenced by two promissory notes issued by the Company. Our Sponsor has also committed to provide an additional $200,000 in loans to the Company. The Company has drawn down the entire $600,000 as of the date of this proxy statement. The notes become due on the date on which the Company consummates a business combination and carry no interest. The principal amount of the notes is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds or interests on such proceeds from our Trust Account would be used for such repayment.

If the Company is unable to complete a business combination within the required time period, our Sponsor, Bison Capital, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Bison Capital will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Bison Capital would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below $10.25 per share and Bison Capital asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Bison Capital to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Bison Capital to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.25 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s shareholders to approve the Extension Amendment and the Trust Amendment.

Automatic Redemption

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment on taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Redemption Rights

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve the proposed business combination with Xynomic, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the proposed business combination with Xynomic, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Xynomic” and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, by March 19, 2019, which is two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that do not elect to exercise their redemption rights. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment and execution of the Trust Amendment. The Company will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the record date. As of the record date, this would amount to approximately $10.52 per share. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting (or March 19, 2019). If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete the proposed business combination with Xynomic by the Current Termination Date (unless such date is extended), the shares of the public shareholders will be redeemed in accordance with the terms of the Memorandum and Articles of Association promptly following such date.

Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors, the Company’s advisors, majority shareholder have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●

the fact that Bison Capital Holding Company Limited as our Sponsor and our Chief Executive Officer, Dr. Tong, paid an aggregate purchase price of $25,000, or approximately $0.017 per share, for their 1,509,375 Founder Shares which would have a value of approximately $15.92 million based on the closing price of Bison ordinary shares of the Record Date as reported by Nasdaq and that are not subject to redemption. Such Founder Shares will have no value if the Extension Amendment and the Trust Amendment are not approved and the proposed business combination with Xynomic or an alternative business combination is not consummated by the Current Termination Date; as a result, our Sponsor (and its members, including our executive officers and directors) have a financial incentive to extend the termination date in order to consummate a business combination rather than losing whatever value is attributable to the Founder Shares;

●	the fact that our Sponsor holds 401,875 private units and will continue to hold 422,062 Company common shares and 200,937 warrants following the separation of such private units upon the consummation of a business combination, subject to certain lock-up agreement. Those private units and securities underlying those private units are not subject to redemption and will be worthless if the Extension Amendment and the Trust Amendment are not approved and the proposed business combination with Xynomic or an alternative business combination is not consummated by the Current Termination Date;

●	the fact that if the Extension Amendment and the Trust Amendment are not approved and a the proposed business combination with Xynomic or an alternative business combination is not consummated by the Current Termination Date, it is likely that the Company will not be able to repay the outstanding loan that it made to the Company in an amount up to $600,000, which becomes due on the date on which the Company consummates a business combination and $500,000 of such loan is a promissory note issued by the Company which is convertible into private units at the Sponsor’s discretion at the closing of a business combination;

●	the fact that if the Company is unable to complete a the proposed business combination with Xynomic or an alternative business combination within the required time period, our Sponsor, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters;

●	the fact that Rights rights and warrants to purchase the Company’s shares held by James Jiayuan Tong, the Chief Executive Officer and a director, are exercisable only following consummation of a business combination;

●	the continuation of four of our five existing directors as directors of the combined company pursuant to the Merger Agreement;

●	the fact that (a) Zhongshan Bison Healthcare Investment Limited (Limited Partnership) (“Zhongshan Bison”) is holding 1,553,265 shares of Series B preferred stock of Xynomic representing approximately 2.96% equity interest in Xynomic immediately prior to the Closing, (b) Mr. Peixin Xu, the Chairman of Bison, is the beneficial owner of 21% of Zhongshan Bison and his wife owns 100% of Sponsor;

●	the fact that the Merger Agreement provides a termination fee of $4,500,000 payable to our Sponsor if (i) the breach by Xynomic causes Bison to not be able to satisfy its obligations under the Merger Agreement relating to preparing and filing a proxy statement/prospectus for obtaining, and obtaining, approval of the proposed business combination with Xynomic and the Merger Agreement by its shareholders and not consummating an alternative business combination with another party, or to close the proposed business combination with Xynomic on or prior to March 23, 2019, unless otherwise extended, or enter into a definitive agreement to consummate an alternative business combination by that date, and (ii) Bison ceases operations other than making required distributions to its shareholders pursuant to its organizational documents and its winding up and dissolution as a result of (x) failing to obtain shareholder approval to consummate any alternative business combination or (y) occurrence of an Automatic Redemption Event (as defined in the Memorandum and Articles of Association); and

●	all rights specified in the Company’s Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment and the Trust Amendment, the Company’s board of directors concluded that the proposed business combination with Xynomic is in the best interests of the Company’s shareholders, since it believes the Company’s shareholders will benefit from that transaction.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Xynomic, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Xynomic. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment and the Trust Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflicts, as described in “Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, as well as substantially less than the potential benefits to public shareholders wishing to have an opportunity to consider the proposed business combination with Xynomic, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment and the Trust Amendment.

THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Memorandum and Articles of Association) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were a total of 7,978,937 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Number of Shares	%
Name and Address of Beneficial Owners(1)

Peixin Xu (2)	1,519,600	19.05%
James Jiayuan Tong	391,650	4.91%
Peng Jin	—	—
Fan Bu	—	—
Charles Vincent Prizzi	—	—
Thomas Folinsbee	—	—
Richard Peidong Wu	—	—
Bison Capital Holding Company Limited (2)	1,519,600	19.05%
Boothbay Absolute Return Strategies LP (3)	446,248	5.59%
HGC Investment Management Inc. (4)	441,875	5.54%
Polar Asset Management Partners Inc.(5)	793,315	9.94%

All 5% or more beneficial owners, directors and executive officers as a group (seven individuals)	3,592,688	45.03%

(1)	Unless otherwise indicated, the business address of each of the individuals is 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing 100016, China.

(2)	Fengyun Jiang, who has 100% ownership interest in Bison Capital Holding Company Limited and is Peixin Xu’s spouse, has voting and dispositive power over the shares held by such entity. This amount includes 1,117,725 shares held by Bison Capital Holding Company Limited, which is beneficially owned by Fengyun Jiang (100%); Fengyun Jiang has voting and dispositive control over the securities held by Bison and disclaims beneficial ownership of the Ordinary Shares owned by Bison Capital Holding Company Limited, except to the extent of his pecuniary interest in such company.

(3)	Boothbay Absolute Return Strategies LP, a Delaware limited partnership (the “Fund”), is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Shares held by the Fund. Ari Glass is the Managing Member of the Adviser. Accordingly, for the purposes of Reg. Section 240.13d-3, the reporting persons herein may be deemed to beneficially own an aggregate of 446,248 ordinary shares. The address of the Fund is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

(4)	HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership, with respect to the shares held by HGC Investment Management Inc. on behalf of HGC Arbitrage Fund LP. The address of the business office of HGC Investment Management Inc. is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(5)	Polar Asset Management Partners Inc., a company incorporated under the laws on Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts, who collectively directly held shares of the Company. The address of the business office of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Bison Related Person Transactions

In December 2016, we issued an aggregate of 1,437,500 Founder Shares to our Initial Shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On June 19, 2017, the number of Founder Shares issued under the original subscription agreement was increased by way of the sub-division of each of the then existing Founder Shares on a 1.05 for 1 basis, resulting in the total number of Founder Shares becoming 1,509,375. The Founder Shares are identical to the shares sold in the IPO, except that (1) the Founder Shares are subject to certain transfer restrictions as set forth in a certain share escrow agreement, (2) the Founder Shares were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the Founder Shares is registered under the Securities Act, in addition to in accordance with the terms of the share escrow agreement, and (3) the Initial Shareholders have agreed (i) to waive their redemption rights with respect to any shares in connection with the consummation of Business Combination and (ii) to waive their liquidation rights with respect to their Founder Shares and private shares if the Company fails to complete a Business Combination within March 23, 2019 (the “Combination Period”). All of the Founder Shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, at the time of our IPO.

Additionally, subject to certain limited exceptions, the Initial Shareholders have agreed not to transfer, assign, or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of (i) one year after the date of the consummation of a Business Combination or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, and with respect to the remaining 50% of the Founder Shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities, or other property.

Simultaneously with the consummation of the IPO, our Sponsor, Bison Capital Holding Company Limited, and EarlyBirdCapital purchased an aggregate of 388,750 private units (or an aggregate purchase price of $3,887,500), of which 362,500 private units were purchased by Bison Capital Holding Company Limited and 26,250 private units were purchased by EarlyBirdCapital. In addition, on June 28, 2017, the Company consummated the sale of an additional 43,312 Placement Units at a price of approximately $10.00 per Unit, of which 39,375 private units were purchased by Bison Capital Holding Company Limited and 3,937 private units were purchased by EarlyBirdCapital, generating gross proceeds of $433,125. The proceeds from the sale of the private units were added to the net proceeds from the IPO held in the Trust Account.

The private units are identical to the Units sold in the IPO, except that (i) Bison Capital Holding Company Limited and EarlyBirdCapital have agreed not to transfer, assign, or sell any of the private units until after the completion of a Business Combination, subject to certain exceptions, (ii) the private units (including underlying securities) were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the private units is registered under the Securities Act, and (iii) the warrants included in the private units (the “Private Warrants”) are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our Sponsor or EarlyBirdCapital or their permitted transferees. However, the holders have agreed (a) to vote their private shares (representing the ordinary shares underlying the private units) and any public shares in favor of a Business Combination, (b) not to propose or vote in favor of an amendment to the Memorandum and Articles of Association, prior to and unrelated to a Business Combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete a Business Combination within the Combination Period, unless the Company provides public shareholders an opportunity to redeem their public shares, (c) not to redeem any shares included in the private units (the “Private Shares”) into the right to receive cash from the Trust Account or sell their shares to the Company in a tender offer in connection with a Business Combination, and (d) not to participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

We have agreed to pay our Sponsor $5,000 per month for office space, utilities, and secretarial and administrative services, as we may require from time to time. We believe, based on rents and fees for similar services in the Beijing area, that the fee charged by our Sponsor is at least as favorable as we could have obtained from an unaffiliated person.

Other than the $5,000 per-month administrative fee as described above, the $38,400 annual retainer payments to our independent directors as described below and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees, or other similar compensation, will be paid to our Sponsor, officers, directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our Sponsor, officers, directors, or our or their affiliates and are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

We pay each of our independent directors an annual retainer of $38,400 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the closing of the IPO and ending on the earlier of the consummation of our initial business combination and our liquidation.

Prior to our IPO, our Sponsor advanced to us an aggregate of $159,304 and loaned to us $300,000 to cover expenses related to such offering. We repaid these advances and loan from the proceeds of our IPO not placed in the Trust Account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. As of the date of this proxy statement, our Sponsor has loaned us in aggregate of $600,000 for working capital. Our Sponsor has also committed to provide an additional $200,000 in loans to the Company. The loans would either be paid upon consummation of our initial business combination, without interest, or, at the Sponsor’s discretion, up to $500,000 of the loans that are evidenced by promissory notes, may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 55,000 private shares if $500,000 of notes were so converted since the 50,000 private rights included in the private units would result in the issuance of an additional 5,000 private shares upon the Closing, as well as 50,000 warrants to purchase 25,000 private shares). In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds or interest on such proceeds from our Trust Account would be used for such repayment.

After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers, or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our Sponsor, officers, or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that our initial business combination is fair to our public shareholders from a financial point of view.

Pursuant to a registration rights agreement we entered into on June 19, 2017, our Initial Shareholders and EarlyBirdCapital and their permitted transferees can demand that we register the Founder Shares, the private units and underlying securities, and any securities issued upon conversion of working capital loans. The holders of the majority of the Founder Shares are entitled to demand that we register these shares at any time commencing three months prior to the first anniversary of the consummation of our initial business combination. The holders of the private units (or underlying securities) are entitled to demand that we register these securities at any time after we consummate our initial business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the consummation of our initial business combination.

On May 2, 2018, as one of the potential investors of Series B financing, Zhongshan Bison Healthcare Investment Limited (Limited Partnership) (“Zhongshan Bison”) entered into an agreement with Xynomic Nanjing. On May 13, 2018, Zhongshan Bison made an advance of RMB9,435,000 (equivalent to US$1,425,959) to fund the operations and business development of Xynomic Nanjing. Zhongshan Bison is entitled to withdraw the advance within 5 business days after Zhongshan Bison paid the first investment of Series B financing, or if current shareholders and investors fail to subscribe shares of the Series B financing within 6 months.

On June 4, 2018, the Company entered into a share purchase agreement with certain investors (including Zhongshan Bison), pursuant to which a total of 5,281,101 Convertible Series B Preferred Shares (“Series B Preferred Shares”) were to be issued for an aggregated cash consideration of US$17,000,000. On August 16, 2018, the Series B Preferred Shares were issued and the US$17,000,000 were received.

On August 16, 2018, Zhongshan Bison became one of the Series B Preferred Shareholders.

On August 23, 2018, the Company entered into a termination agreement for the advance from Zhongshan Bison. The Company is required to a) repay RMB1,800,000 of the advance from Zhongshan Bison within 2 days after signing the agreement; and b) repay the remaining RMB7,635,000 of the advance from Zhongshan Bison and interest accrued at annual interest rate of 8% from signing the engagement agreement within six months from the date of the termination agreement.

On August 23, 2018, the Company repaid RMB1,800,000 (equivalent to US$262,743) of the advance from Zhongshan Bison. As of December 31, 2017 and September 30, 2018, the advance from Zhongshan Bison was nil and US$1,109,867, respectively.

Zhongshan Bison is holding 1,553,265 shares of Series B preferred stock of Xynomic representing approximately 2.96% equity interest in Xynomic immediately prior to the Closing. Mr. Peixin Xu, the Chairman of Bison, is the beneficial owner of 21% of Zhongshan Bison and his wife owns 100% of Sponsor.

SHAREHOLDER PROPOSALS

If the Extension Amendment and Trust Amendment proposals are approved and we complete a qualifying business combination on or before June 24, 2019, our 2019 annual meeting of stockholders will likely be held no later than December 31, 2019. If the Extension Amendment and Trust Amendment proposals are not approved and the Company fails to complete a qualifying business combination on or before March 23 2019, there will be no annual meeting in 2019.

As stated in our Amended Memorandum of Association, if you intend to present a proposal at the 2019 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at the principal executive offices of the Company not less than 90 days and not more than 120 days prior to the date for 2019 annual meeting of stockholders; provided, however, that in the event that the 2019 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2018 annual meeting, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2019 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2019 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by the Company.

If you intend to present a proposal at the 2019 annual meeting, or if you want to nominate one or more directors at the 2019 annual meeting, you must comply with the advance notice provisions of our bylaws. You may contact our Chairman and Chief Executive Officer at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement and our Annual Report on Form 10-K for year ended December 31, 2018 to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing 100016, China.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016, China

Attn: Jim (Keshu) Li
Tel: (86)10-8444-6968
Email: jim.li@bisonholding.com

You may also obtain these documents by requesting them in writing or by telephone from Bison’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a shareholder of Bison and would like to request documents, please do so by contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212)-845-3240, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

Amendment to Regulation 23 of Articles of Association

The existing Regulation 23.2 will be deleted in its entirety and replaced with following new Regulation 23.2:

“23.2	In the event that the Company does not consummate a Business Combination by 24 June 2019 or such earlier date as may be determined by the Board (such date or such earlier date as may be so determined, the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares (as defined below) or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

A-1

Annex B

FORM OF AMENDMENT NO. 1 TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 to the Investment Management Trust Agreement (this “Amendment”) is made as of March ____, 2019 by and between Bison Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on July 23, 2017, the Company consummated an initial public offering (including the offering in connection with the exercise of the over-allotment option by the underwriters, the “Offering”) of units of the Company’s equity securities, each such unit comprised of one ordinary share of the Company, no par value per share (“Ordinary Share”), one right entitling the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, and one-half of one warrant (“Warrant”), each whole Warrant exercisable to purchase one Ordinary Share, pursuant to the registration statements on Form S-1 (File Nos. 333-218404 and 333-218839).;

WHEREAS, the Company entered into an Underwriting Agreement with EarlyBirdCapital, Inc. (the “Underwriting Agreement”);

WHEREAS, $61,884,375 of the proceeds of the Offering and sale of the Private Units were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s ordinary shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of June 19, 2017 by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of its Public Shareholders at a special meeting of its shareholders to: (i) extend the date before which the Company must complete a business combination from March 23, 2019 to June 24, 2019 or such earlier date as determined by the Board (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from March 23, 2019 to June 24, 2019 or such earlier date as determined by the Board (the “Trust Amendment”);

WHEREAS, holders of at least majority (50%) of the then outstanding Ordinary Shares of Company attending and voting on such amendment at the relevant meeting approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement, as amended, to, among other things, reflect amendments to the Original Agreement, as amended, contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of Trust Agreement

1.1	A new Section 1(k) is hereby added to the Original Agreement as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Public Shareholders the amount requested by the Company to be used to redeem ordinary shares from Public Shareholders in the event that the Company’s shareholders approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, as amended, to extend the time period in which the Company must complete its initial Business Combination or liquidate the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to request said funds, and the Trustee shall have no responsibility to look beyond said request.”

1.2	A new Exhibit D is hereby added to the Original Agreement as follows:

“EXHIBIT D

Bison Capital Acquisition Corp.
609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016, China

[DATE]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor

New York, NY 10004-1561
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No.                        Stockholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Bison Capital Acquisition Corp., (the “Company”), and Continental Stock Transfer & Trust Company (“Trustee”), dated as of June 19, 2017 (as amended from time to time, “Trust Agreement”), the Company hereby requests that you deliver to the Public Shareholders $______ of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their ordinary shares redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, as amended, to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to a segregated account held by you on behalf of the Beneficiaries.

Very truly yours,

BISON CAPITAL ACQUISITION CORP.

By:
Name:	James Jiayuan Tong
Title:	Chief Executive Officer and Director

cc: EarlyBirdCapital, Inc.”

2.	Miscellaneous Provisions

2.1 Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as amended, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby cancelled and terminated.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

[Trust Agent’s Signature Page to Amendment to Trust Agreement]

BISON CAPITAL ACQUISITION CORP.

By:
Name:	James Jiayuan Tong
Title:	Chief Executive Officer and Director

[Company’s Signature Page to Amendment to Trust Agreement]

EXHIBIT D

Bison Capital Acquisition Corp.
609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016, China

[DATE]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor

New York, NY 10004-1561
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. ___________ Stockholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Bison Capital Acquisition Corp., (the “Company”), and Continental Stock Transfer & Trust Company (“Trustee”), dated as of June 19, 2017 (as amended from time to time, “Trust Agreement”), the Company hereby requests that you deliver to the Public Shareholders $______ of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their ordinary shares redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, as amended, to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to a segregated account held by you on behalf of the Beneficiaries.

Very truly yours,

BISON CAPITAL ACQUISITION CORP.

By:
Name:	James Jiayuan Tong
Title:	Chief Executive Officer and Director

cc:	EarlyBirdCapital, Inc.

BISON CAPITAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
March 21, 2019

The undersigned hereby appoints James Jiayuan Tong and Keshu Li (together, the “Proxies”), each independently with the power to appoint a substitute, and hereby authorizes the Proxies to represent and vote, as designated below, all the shares of Bison Capital Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on February 20, 2019 at the special meeting of shareholders to be held to be held at 9:30 a.m., eastern standard time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York 10016 on March 21, 2019, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

HIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

OF PROPOSALS 1, PROPOSAL 2 AND PROPOSAL 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1- Extension Amendment: To amend the Company’s memorandum and articles of association (as may amended from time to time, the “Memorandum and Articles of Association”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 23, 2019 (the “Current Termination Date”) to June 24, 2019 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A to the proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2- Trust Amendment:  To amend and restate the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the Trust Agreement in the form set forth in Annex B to the proxy statement.

For	Against	Abstain
☐	☐	☐

Intention to Exercise Redemption Rights

If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “The Special Meeting — Redemption Rights.”

Intention to Exercise Redemption Rights
☐

Shareholder Certification

I hereby certify that I am not acting on concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder of the Company owned by me in connection with the Business Combination Proposal.

Shareholder Certification
☐

PROPOSAL 3-Adjourment of the Meeting: to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting     ☐ YES             ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________

______________________________________________________

Shareholder’s Signature __________________________________________________

Shareholder’s Signature ___________________________________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE